UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 March 12, 2001
                Date of Report (Date of earliest event reported)



                        AUDIO VISUAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-14234                           13-3466655
(State or other jurisdication of  (Commission file number)   (I.R.S. Employer Identification No.)
  incorporation or organization)



 111 WEST OCEAN BOULEVARD, SUITE 1110, LONG BEACH, CALIFORNIA       90802
 (Address of principal executive offices)                         (Zip code)


                                 (562) 366-0620
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report.)


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


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

On March 12, 2001, Audio Visual Services Corporation (the "Company") announced that it advised the New York Stock Exchange ("NYSE") that the Company will move the listing of its common stock from the NYSE to the OTC Bulletin Board. The Company anticipates that the last day of trading on the NYSE will be March 16, 2001 and that trading will commence on the OTC Bulletin Board on March 19, 2001. Once the listing has officially moved to the OTC Bulletin Board, a new trading symbol will be assigned to and announced by the Company.

Item 7.  Exhibits

         Exhibit 1  Press release issued by the Company on March 12, 2001.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIO VISUAL SERVICES CORPORATION



By: /s/ Digby J. Davies
------------------------
President, Chief Operating Officer, Acting Chief Financial Officer and Director

Date:  March 14, 2001

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